INCOME TAXES	12 Months Ended
Apr. 30, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES

9. INCOME TAXES:

A reconciliation of the income tax provision computed at statutory rates to the reported income tax provision for the years ended April 30, 2015 and 2014 is as follows:

	2015 $	2014 $

Statutory tax rate	26.00%	26.00%

Loss before income taxes	(2,006,838)	(6,065,681)

Expected income tax recovery	(522,000)	(1,577,000)
Increase (decrease) in income tax recovery resulting from:
Derivative liability	(584,000)	700,000
Other permanent differences	118,000	48,000
Loss on debt extinguishment	-	104,000
Share issue costs	(44,000)	(71,000)
Effect of change in statutory rate and other	37,000	(40,000)
Foreign income taxed at foreign rate	(195,000)	(181,000)
Impact of over-provision in previous year	68,000	(59,000)
Increase in valuation allowance	1,122,000	1,076,000

Income tax expense	-	-

The significant components of the Company’s deferred income tax assets and liabilities after applying enacted corporate tax rates at April 30, 2015 and 2014 are as follows:

	2015 $	2014 $

Deferred income tax assets (liabilities)
Operating losses carried forward	6,033,000	4,919,000
Resource property	1,048,000	1,037,000
Capital assets	1,000	-
Share issuance costs	82,000	103,000
Other	18,000	1,000
Valuation allowance	(7,182,000)	(6,060,000)

Net deferred income tax asset	-	-

At April 30, 2015, the Company has accumulated non-capital losses totalling $6,056,000 (2014 - $4,620,000) in Canada and net operating losses of $12,736,000 (2014 - $10,622,000) in the USA, which are available to carryforward and offset future years’ taxable income. The losses expire in various amounts from 2022 to 2035.

Uncertain Tax Positions

The Company has adopted certain provisions of ASC 740, “Income Taxes”, which prescribes a recognition threshold and measurement attribute for the recognition and measurement of tax positions taken or expected to be taken in income tax returns. The provisions also provide guidance on the de-recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, and accounting for interest and penalties associated with tax positions.

The Company files income tax returns in the U.S. federal jurisdiction, various state and foreign jurisdictions. The Company’s tax returns are subject to tax examinations by U.S. federal and state tax authorities, or examinations by foreign tax authorities until respective statute of limitation. The Company currently has no tax years under examination. The Company is subject to tax examinations by tax authorities for all taxation years commencing after 2003.

At April 30, 2015, the Company does not have an accrual relating to uncertain tax positions. It is not anticipated that unrecognized tax benefits would significantly increase or decrease within 12 months of the reporting date.

Provision has not been made for U.S. or additional foreign taxes on undistributed earnings of foreign subsidiaries. Such earnings have been and will continue to be reinvested but could become subject to additional tax if they were remitted as dividends, or were loaned to the Company affiliate. It is not practicable to determine the amount of additional tax, if any, that might be payable on the undistributed foreign earnings.